CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Jul. 31, 2021	Jul. 31, 2020
Revenues
Rental income	$ 20,212,879	$ 19,531,846
Total revenues	20,212,879	19,531,846
Expenses
Real estate operating expenses	14,306,967	14,024,623
Administrative and general expenses	4,958,227	5,085,360
Depreciation	1,785,468	1,661,280
Total expenses	21,050,662	20,771,263
Loss from operations	(837,783)	(1,239,417)
Other income and interest expense
Investment income	173,548	145,561
Change in fair value of marketable securities	446,126	35,372
Interest expense	(265,585)	(202,521)
Extinguishment of debt	722,726
Total Other income and interest expense	1,076,815	(21,588)
Income (loss) before income tax	239,032	(1,261,005)
Income tax provision (benefit)	(159,000)	(355,000)
Net income (loss)	$ 398,032	$ (906,005)
Income (loss) per common share, basic and diluted	$ 0.20	$ (0.45)
Dividends per share
Average common shares outstanding, basic and diluted	2,015,780	2,015,780